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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 25, 1998, in the Registration Statement (Form S-1) and related Prospectus of Vignette Corporation for registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas
September 25, 1998